SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2025

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Capitol Street, Suite 3000, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2025, the Management Development and Compensation Committee of the Board of Directors of Waste Management, Inc. (the “Company”) approved a one-time retention award (the “Award”) of restricted stock units (“RSUs”) with a value of $2,100,000 to Ms. Tara J. Hemmer, Senior Vice President and Chief Sustainability Officer, under the Company’s 2023 Stock Incentive Plan. The Award will be granted to Ms. Hemmer on September 2, 2025, and the number of RSUs granted to Ms. Hemmer on such date will be calculated by dividing the Award value by the average of the high and low price of the Company’s common stock over the 30 trading days preceding the grant date. Key terms of the RSUs are described below.

RSUs

The “Vesting Dates”	50% on the second anniversary of grant 50% on the third anniversary of grant Each RSU will be converted into one share of Company common stock upon vesting.

Dividend Equivalents	Dividends will accrue and be paid in cash upon any payout of RSUs.

Termination of Employment:

Death or Disability	All unvested RSUs will vest and be issued and paid following the date of such death or disability.

Retirement (as defined in the award agreement)	Ms. Hemmer will not be Retirement eligible until reaching age 55 in October 2027. If Retirement occurs after such date, but before the final Vesting Date, then the remaining 50% of the RSUs will vest but will be issued and paid following the final Vesting Date.

Involuntary Termination without Cause	RSUs equal to the total number of unvested RSUs, prorated based on the portion of the entire three-year vesting period that Ms. Hemmer was employed, will vest and be issued and paid following the normal Vesting Dates.

Resignation; Involuntary Termination for Cause	All unvested RSUs are forfeited.

Involuntary Termination without Cause following a Change in Control	All unvested RSUs will vest and be issued and paid following the normal Vesting Dates.

The above description is qualified in its entirety by reference to the form of RSU award agreement that is Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description

10.1	Form of 2025 Long Term Incentive Compensation RSU Award Agreement for Tara Hemmer Retention Award.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: August 27, 2025	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Executive Vice President and Chief Legal Officer